Plant, and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2018
Property Plant And Equipment [Abstract]
Schedule of Property, Plant and Equipment

Property, plant and equipment consisted of the following:

	As of December 31,
	2017	2018
	RMB	RMB
Buildings	87,792	87,792
Electronic equipment	46,136	67,637
Motor vehicles	10,379	9,652
Furniture and education equipment	45,334	38,994
Leasehold improvement	100,670	163,879
Total	290,311	367,954
Less: Accumulated depreciation	(69,099)	(119,153)
	221,212	248,801